                                                                 Exhibit 10.77

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                       INSURANCE AND INDEMNITY AGREEMENT


                                     among



                       FINANCIAL SECURITY ASSURANCE INC.



                       UNITED PANAM MORTGAGE CORPORATION



                             PAN AMERICAN BANK, FSB


                                      and


                             LEHMAN ABS CORPORATION



                          Dated as of December 1, 1997



                             Lehman ABS Corporation
       $114,425,000 United PanAm Mortgage Loan Asset Backed Certificates
                                 Series 1997-1, Class A



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

                       INSURANCE AND INDEMNITY AGREEMENT

          INSURANCE AND INDEMNITY AGREEMENT, dated as of December 30, 1997, among FINANCIAL SECURITY ASSURANCE INC. ("FSA"), UNITED PANAM MORTGAGE CORPORATION (the "Seller"), PAN AMERICAN BANK, FSB (the "Company"; the Seller and the Company, together, the "Company Parties"), and LEHMAN ABS CORPORATION (the "Depositor").

                            INTRODUCTORY STATEMENTS

          Pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997, made by and among the Depositor as depositor, the Seller as seller, the Company as master servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), $114,425,000 Lehman ABS Corporation, United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A (the "Securities") are being issued.
 ----------

          The Company has requested that FSA issue a financial guaranty insurance policy guarantying certain distributions of the principal of and interest on the Securities (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

          The parties hereto desire to specify the conditions precedent to the issuance of the Policy by FSA, the payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to FSA in respect of amounts paid by FSA under the Policy or otherwise and certain other matters.

          In consideration of the premises and of the agreements herein contained, FSA, the Depositor, the Seller and the Company hereby agree as follows:

                                   ARTICLE I

                         DEFINITIONS; LIMITED RECOURSE

          Section 1.01.  Definitions.  Capitalized terms used herein shall have
                         -----------
the meanings provided in Appendix A hereto or, if not defined in Appendix A shall have the meanings provided in the Pooling and Servicing Agreement.

          Section 1.02.  Limited Recourse.  Notwithstanding any provision of
                         ----------------
this Agreement to the contrary, the payment obligations of the Company Parties (other than those set forth in Section 3.02 (other than 3.02(d)(ii)) and Section 3.04) and the Depositor (other than those set forth in Section 3.04) set forth herein shall be non-recourse obligations and shall be payable only from monies available for such payment in accordance with the provisions of the Pooling and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of a Company Party or any affiliate thereof in accordance with the Pooling and Servicing Agreement or any other Transaction Document or by reason of gross negligence, willful misconduct or bad faith on the part of a Company Party in the performance of its duties and obligations thereunder or reckless disregard by a Company Party of its duties and obligations thereunder). The payment obligations of each of the Seller and the Company shall be joint and not several. The payment obligations of the Company Parties and the Depositor shall be several and not joint.


                                   ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          Section 2.01. Representations and Warranties of the Company Parties.
                        -----------------------------------------------------
Each of the Company Parties represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows (the following shall be construed such that each of the Company Parties makes each such representation, warranty and covenant whether applicable to it or applicable to another Company Party):

          (a) Due Organization and Qualification.  The Seller is a corporation,
              ----------------------------------
     duly organized, validly existing and in good standing under the laws of California. The Company is a federal savings bank, duly organized, validly existing and in good standing under the laws of the United States. Each of the Company Parties is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "Approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such Approvals would render any Mortgage Loan unenforceable in any respect or, in any respect, have a material adverse effect upon the Transaction.

          (b) Power and Authority.  Each Company Party has all necessary power
              -------------------
     and authority to conduct its business as currently conducted and as described in the Offering Document, to execute the Transaction Documents to which it is a party, to deliver and perform its obligations under such Transaction Documents and to consummate the Transaction.

          (c) Due Authorization.  The execution, delivery and performance by
              -----------------
     each Company Party of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of such Company Party and do not require any additional Approvals or consents or other action by, or any notice to or filing with, any Person, including, without limitation, any governmental entity or such Company Party's stockholders.

          (d) Noncontravention.  With respect to each Company Party, neither the
              ----------------
     execution and delivery of the Transaction Documents to which it is a party by such Company Party, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of such Transaction Documents,

               (i) conflicts with or results in any breach or violation of any provision of the charter, the articles of incorporation or certificate of incorporation or the bylaws of such Company Party or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to such Company Party or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over such Company Party,

               (ii) constitutes a default by such Company Party under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which such Company Party is a party or by which it or any of its properties is or may be bound or affected, or

               (iii) results in or requires the creation of any Lien upon or in respect of any of such Company Party's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) Legal Proceedings.  There is no action, proceeding or
              -----------------
     investigation by or before any court, governmental or administrative agency or arbitrator against or affecting any Company Party, or any properties or rights of any Company Party or any or all of the Mortgage Loans, pending or, to the knowledge of any Company Party after reasonable inquiry, threatened, which, in any case, if decided adversely to a Company Party, would result in a Material Adverse Change with respect to such Company Party or any Mortgage Loan.

          (f) Valid and Binding Obligations.  The Transaction Documents, when
              -----------------------------
     executed and delivered by the applicable Company Parties, will constitute the legal, valid and binding obligations of each Company Party that is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or, in the case of the Company, the rights of creditors of federally insured financial institutions generally, and general equitable principles.

          (g) Financial Statements.  The Financial Statements of each of the
              --------------------
     Company Parties, copies of which have been furnished to FSA, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of such Company Party as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, no Company Party is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of a Company Party.

          (h) ERISA. No Accumulated Funding Deficiency, whether or not waived,
              -----
     has occurred with respect to any Plan. No Plan has been terminated, and no Commonly Controlled Entity has withdrawn from any Multiemployer Plan which could result in any liability under ERISA of a Commonly Controlled Entity. No Reportable Event or other event or condition has occurred which could result in the termination of any Plan by the PBGC. No Plan has an Underfunding greater than $100,000. The aggregate amount of Underfunding for all Underfunded Plans does not exceed $100,000. The liability to which the Commonly Controlled Entities would become subject under ERISA if they were to withdraw completely from all Multiemployer Plans as of the most recent valuation date is not in excess of $100,000. The Multiemployer Plans are neither in Reorganization (as defined in Section 4241 of ERISA) nor Insolvent (as defined in Section 4245 of ERISA). Each Company Party is in compliance in all material respects with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC (other than premiums due to the PBGC) in connection with any Plan or Multiemployer Plan.

          (i) Accuracy of Information.  None of the Provided Documents contains
              -----------------------
     any statement of a material fact with respect to any Company Party or the Mortgage Loans that was untrue or misleading in any material respect when made. Since the furnishing of the Documents, there has been no change, nor any development or event reasonably likely to lead to a prospective change known to any Company Party, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to any Company Party which has a material possibility of causing a Material Adverse Change with respect to any Company Party or the Mortgage Loans.

          (j) Compliance with Securities Laws.  The Company Information (as
              -------------------------------
     defined in Section 3.04) contained in the Offering Document does not contain any untrue statement of material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (k) Transaction Documents.  Each of the representations and warranties
              ---------------------
     of any of the Company Parties contained in the Transaction Documents is true and correct in all material respects and each Company Party hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

          (l) Good Title; Absence of Liens; Security Interest.  The Seller, at
              -----------------------------------------------
     the same time of transfer of the Mortgage Loans to the Depositor, was the owner of, and had good and marketable title to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability, and had full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Seller to the Depositor is characterized as other than a sale, the intent of the parties, as evidenced by the relevant Transaction Documents, is that such transfer shall be characterized as a secured financing, and the Trustee shall, for the benefit of the Certificateholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and

     Restrictions on Transferability.

          (m) Taxes.  Each Company Party has filed all federal and state tax
              -----
     returns which are required to be filed by it and paid all taxes owed by it, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by any Company Party in connection with the Transaction, the execution and delivery of the Related Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (n) Solvency; Fraudulent Conveyance.  Each Company Party is solvent
              -------------------------------
     and will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, no Company Party will be left with an unreasonably small amount of capital with which to engage in its business. No Company Party intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. No Company Party contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of any Company Party or any assets of any Company Party. The amount of consideration being received by the Seller upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Securities. The Seller is not transferring the Mortgage Loans to the Depositor, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's creditors.

          Section 2.02. Representations and Warranties of the Depositor.  The
                        -----------------------------------------------
Depositor represents, warrants and covenants, as of the date hereof and as of the Date of Issuance, as follows:

          (a) Due Organization and Qualification.  The Depositor is a
              ----------------------------------
     corporation, duly organized, validly existing and in good standing under the laws of Delaware. The Depositor is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would otherwise have a material adverse effect upon the Transaction.

          (b) Power and Authority.  The Depositor has all necessary corporate
              -------------------
     power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

          (c) Due Authorization.  The execution, delivery and performance of the
              -----------------
     Transaction Documents to which it is a party by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Depositor's stockholders.

          (d) Noncontravention.  Neither the execution and delivery of the
              ----------------
     Transaction Documents to which it is a party by the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents to which it is a party,

               (i) conflicts with or results in any breach or violation of any provision of the certificate of incorporation or bylaws of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Depositor,

               (ii) constitutes a default by the Depositor under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which it or any of its properties is or may be bound or affected, or

               (iii) results in or requires the creation of any Lien upon or in respect of any of the Depositor's assets except as otherwise expressly contemplated by the Transaction Documents.

          (e) Legal Proceedings.  There is no action, proceeding or
              -----------------
     investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Depositor, or any properties or rights of the Depositor, pending or, to the Depositor's knowledge, threatened, which, in any case, if decided adversely to the Depositor, would result in a Material Adverse Change with respect to the Depositor or any Mortgage Loan.

          (f) Valid and Binding Obligations.  The Transaction Documents to which
              -----------------------------
     it is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and, together with the Class X and Class R Certificates, will evidence the entire beneficial ownership interest in the Trust Fund.

          (g) Accuracy of Information.  None of the Provided Documents contains
              -----------------------
     any statement of a material fact with respect to the Depositor or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the information in the Provided Documents, there has been no change, nor any development or event involving a prospective change known to the Depositor, that would render any of the Provided Documents untrue or misleading in any material respect with respect to the Depositor or the Transaction. There is no fact known to the Depositor which has a material possibility of causing a Material Adverse Change with respect to the Depositor or the Mortgage Loans (other than facts already disclosed to FSA by the Depositor or which are publicly known).

          (h) Compliance With Securities Laws.  The offer and sale of the
              -------------------------------
     Securities comply in all material respects with all requirements of law, including all registration requirements of applicable securities laws. Without limitation of the foregoing, and except with respect to the FSA Information and the Company Information (each as defined in Section 3.04), the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Depositor makes no representation or warranty with respect to the Company Information or the FSA Information. The Trust Fund is not required to be registered as an "investment company" under the Investment Company Act. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act.

          (i) Transaction Documents.  Each of the representations and warranties
              ---------------------
     of the Depositor contained in the Transaction Documents is true and correct in all material respects and the Depositor hereby makes each such representation and warranty to, and for the benefit of, FSA as if the same were set forth in full herein.

          (j) Compliance With Law.  No practice, procedure or policy employed or
              -------------------
     proposed to be employed by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor which, if enforced, would result in a Material Adverse Change with respect to the Depositor.

          (k) Taxes.  The Depositor is not delinquent in the filing of any
              -----
     federal and state tax returns which are required to be filed and is not delinquent in the payment of any taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

          (l) Good Title: Absence of Liens: Security Interest.  The Depositor is
              -----------------------------------------------
     the owner of, and has good and marketable (but not record) title (insofar as such title was conveyed to it by the Seller) to, the Mortgage Loans free and clear of all Liens and Restrictions on Transferability which may have been created by the Depositor, and has full right, corporate power and lawful authority to assign, transfer and pledge the Mortgage Loans. In the event that, in contravention of the intention of the parties, the transfer of the Mortgage Loans by the Depositor to the Trust Fund is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Trustee shall, for the benefit of the Certificateholders and FSA, have a valid and perfected first priority security interest in the Mortgage Loans free and clear of all Liens and Restrictions on Transferability.

          (m) Solvency; Fraudulent Conveyance.  The Depositor is solvent and
              -------------------------------
     will not be rendered insolvent by the transactions contemplated by the Transaction Documents and, after giving effect to such transactions, the Depositor will not be left with an unreasonably small amount of capital with which to engage in its business. The Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature; provided, however, that the limitations of this
     Section 2.02(m) shall not be construed as limiting the ability of the Depositor to issue collateralized mortgage obligations and asset-backed securities classified as debt (other than any debt creating recourse against the Depositor). The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The amount of consideration being received by the Depositor upon the sale of the Securities to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans evidenced by the Securities. The Depositor is not selling the Securities to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Depositor's creditors.

          Section 2.03. Affirmative Covenants of the Company Parties.  Each of
                        --------------------------------------------
the Company Parties hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Corporate Existence.  Each Company Party shall maintain its
              -------------------
     corporate existence and shall at all times continue to be duly organized under the laws of the jurisdiction of its organization or incorporation and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its articles of incorporation and bylaws.

          (b) Compliance With Agreements and Applicable Laws.  Each Company
              ----------------------------------------------
     Party shall perform each of its obligations under the Transaction Documents and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents.

          (c) Financial Statements; Accountants' Reports; Other Information.
              -------------------------------------------------------------
     Each Company Party shall keep or cause to be kept in reasonable detail books and records of account of such Company Party's assets and business, and the Company's books and records shall clearly reflect therein the transfer of the Mortgage Loans to the Depositor as a sale of the Company's interest in the Mortgage Loans. Each Company Party shall furnish or cause to be furnished to FSA:

               (i) Annual Financial Statements.  As soon as available, and in
                   ---------------------------
     any event within 90 days after the close of each fiscal year of each Company Party, starting with the fiscal year ending December 31, 1998, the audited balance sheets of such Company Party as of the end of such fiscal year and the audited statements of income, changes in shareholders' equity and cash flows of such Company Party for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of such Company Party's independent accountants (who shall be a nationally recognized firm or otherwise acceptable to FSA) and by the certificate specified in Section 2.03(d) hereof.

               (ii)   Quarterly Financial Statements.  As soon as available, and
                      ------------------------------
     in any event within 45 days after the close of each of the first three quarters of each fiscal year of each Company Party starting with the first fiscal quarter of 1998, the unaudited balance sheets of such Company Party as of the end of such quarter and the unaudited statements of income, changes in shareholders' equity and cash flows of such Company Party for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, if any, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.03(d) hereof if such certificate is required to be provided pursuant to such Section.

               (iii)  Accountants' Reports.  If a Trigger Event has occurred,
                      --------------------
     copies of any reports submitted to any Company Party by its independent accountants in connection with any examination of the financial statements of a Company Party, promptly upon receipt thereof.

               (iv)   Other Information.  Promptly upon receipt thereof, copies
                      -----------------
          of all reports statements, certifications, schedules, or other similar items delivered to or by any Company Party pursuant to the terms of the Transaction Agreements and, promptly upon request, such other data as FSA may reasonably request; provided, however, that the Company Parties shall not be required to deliver any such items if provision by some other party (who is not a Company Party) to FSA is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. Each Company Party shall, upon the request of FSA, permit FSA or its authorized agents (A) to inspect the books and records of such Company Party as they may relate to the Mortgage Loans, the obligations of such Company Party under the Transaction Documents, the Transaction and, but only following the occurrence of a Trigger Event, such Company Party's business; (B) to discuss the affairs, finances and accounts of such Company Party with the Chief Operating Officer and the Chief Financial Officer of the such Company Party, no more frequently than annually unless a Trigger Event has occurred; and (C) upon the occurrence of a Trigger Event, to discuss the affairs, finances and accounts of such Company Party with such Company Party's independent accountants, provided that an officer
                                                        --------
          of such Company Party shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of such Company

          Party. In addition, each Company shall promptly (but in no case more than 30 days following issuance or receipt by the Commonly Controlled Entity) provide to FSA a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of each Company Party will be maintained at the address of such Company Party designated herein for receipt of notices, unless such Company Party shall otherwise advise the parties hereto in writing.

               (v) Each Company Party shall provide or cause to be provided to FSA an executed original copy of each document executed in connection with the transaction within 30 days after the date of closing.

     All financial statements specified in clauses (i) and (ii) above shall be furnished in consolidated form for the Company and all Subsidiaries in the event the Company Parties shall consolidate its financial statements with its Subsidiaries.

          (d) Compliance Certificate.  Each Company Party shall deliver to FSA
              ----------------------
     concurrently with the delivery of the financial statements required pursuant to Section 2.03(c)(i) hereof (and concurrently with the delivery of the financial statements required pursuant to Section 2.03(c)(ii) hereof, if a Trigger Event has occurred), a certificate signed by the Chief Financial Officer of such Company Party stating that:

               (i) a review of the Company Party's performance under the Transaction Documents during such period has been made under such officer's supervision;

               (ii) to the best of such individual's knowledge following reasonable inquiry, no Trigger Event, Default or Event of Default has occurred, or if a Trigger Event, Default or Event of Default has occurred, specifying the nature thereof and, if such Company Party has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by such Company Party to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

               (iii) the attached financial reports submitted in accordance with
     Section 2.03(c)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of the Company Party as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

          (e) Notice of Material Events.  Each Company Party shall promptly
              -------------------------
     inform FSA in writing of the occurrence of any of the following:

               (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) with respect to a material portion of the Mortgage Loans or (B) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Mortgage Loans;

               (ii) any change in the location of the Company Party's principal office or any change in the location of the Company Party's books and records;

               (iii) the occurrence of any Trigger Event, Default or Event of Default; or

               (iv) any other event, circumstance or condition that has resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of such Company Party.

          (f) Further Assurances.  Each Company Party shall, upon the request of
              ------------------
     FSA, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, each Company Party agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

          (g) Retirement of Securities.  Each Company Party shall request that
              ------------------------
     the Trustee, upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to FSA a notice of such retirement, and, upon retirement of the Securities and the expiration of the term of the Policy, to surrender the Policy to FSA for cancellation.

          (h) Third-Party Beneficiary.  Each Company Party agrees that FSA shall
              -----------------------
     have all rights of a third-party beneficiary in respect of the Pooling and Servicing Agreement and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA, subject to the limitations as to remedies as set forth in Sections 2.03 and 2.05 of the Pooling and Servicing Agreement (so long as such Company Party is in compliance with its repurchase obligation thereunder), as set forth therein.

          Section 2.04. Affirmative Covenants of the Depositor.  The Depositor
                        --------------------------------------
hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Corporate Existence.  The Depositor shall maintain its corporate
              -------------------
     existence and shall at all times continue to be duly organized under the laws of the state of its incorporation and duly qualified and duly authorized (as described in Sections 2.02(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws as they may be amended from time to time; provided, however, that no such amendment will result in the inability of the Depositor to perform under the Transaction Documents to which it is a party.

          (b) Compliance With Agreements and Applicable Laws.  The Depositor
              ----------------------------------------------
     shall perform each of its obligations under the Transaction Documents to which it is a party and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable thereto, or that are required in connection with its performance under any of the Transaction Documents to which it is a party.

          (c) Further Assurances.  The Depositor shall, upon the request of FSA,
              ------------------
     from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within thirty (30) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and FSA, in the Mortgage Loans, free and clear of all Liens and Restrictions on Transferability except the Lien, if any, in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, the Depositor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

          (d) Retirement of Securities.  The Depositor shall cause the Trustee,
              ------------------------
     upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to FSA a notice of such retirement and, upon retirement of the Securities and the expiration of the term of the Policy, to surrender the Policy to FSA for cancellation.

          (e) Third-Party Beneficiary.  The Depositor agrees that FSA shall have
              -----------------------
     all rights of a third-party beneficiary in respect of the Transaction Documents to which it is a party and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of FSA.

          Section 2.05. Negative Covenants of the Company Parties.  Each Company
                        -----------------------------------------
Party hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Restrictions on Liens.  None of the Company Parties shall (i)
              ---------------------
     create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Lien in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Company as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and FSA.

          (b) Impairment of Rights.  None of the Company Parties shall take any
              --------------------
     action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or FSA, (ii) result in a Material Adverse Change in respect of any Mortgage Loan or (iii) impair the ability of any Company Party to perform its obligations under the Transaction Documents.

          (c) Waiver, Amendments, Etc.  None of the Company Parties shall waive,
              -----------------------
     modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.

          (d) Successors.  None of the Company Parties shall terminate or
              ----------
     designate, or consent to the termination or designation of, any Sub-servicer without the prior written consent of FSA.

          Section 2.06. Negative Covenants of the Depositor.  The Depositor
                        -----------------------------------
hereby agrees that during the Term of the Agreement, unless FSA shall otherwise expressly consent in writing:

          (a) Restrictions on Liens.  The Depositor shall not (i) create or
              ---------------------
     incur or agree to create or incur or consent to cause the creation, incurrence or existence of any Lien or Restriction on Transferability on the Mortgage Loans except for the Liens, if any, in favor of the Trustee, for the benefit of the Certificateholders and FSA, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names the Depositor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Mortgage Loans, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and FSA.

          (b) Impairment of Rights.  The Depositor shall not take any action
              --------------------
     which may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or FSA or (ii) impair the ability of the Depositor to perform its obligations under the Transaction Documents to which it is a party.

          (c) Waiver, Amendments, Etc.  The Depositor shall not waive, modify or
              -----------------------
     amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents.



                                  ARTICLE III

                   THE POLICY; REIMBURSEMENT; INDEMNIFICATION

          Section 3.01. Issuance of the Policy.  FSA agrees to issue the Policy
                        ----------------------
subject to satisfaction of the conditions precedent set forth in Appendix C hereto.

          Section 3.02. Payment of Fees and Premium.
                        ---------------------------

          (a) Legal Fees.  On the Date of Issuance, the Company shall pay or
              ----------
     cause to be paid legal fees and disbursements incurred by FSA in connection with the issuance of the Policy, subject to the Premium Letter.

          (b) Rating Agency Fees.  The initial fees of S&P and Moody's with
              ------------------
     respect to the Securities and the transactions contemplated hereby shall be paid by the Company in full on the Date of Issuance, or otherwise provided for to the satisfaction of FSA. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the Securities shall be for the account of, and shall be billed to, the Company. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Securities, in which case the cost for such agency shall be paid by the Company.

          (c) Auditors' Fees.  In the event that FSA's auditors are required to
              --------------
     provide information or any consent in connection with the Offering Document prepared prior to the Date of Issuance, fees therefor not exceeding $4,000 shall be paid by the Company. The Company shall pay on demand any additional fees of FSA's auditors payable in respect of any Offering Document that are incurred after the Date of Issuance. It is understood that FSA's auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of the Company.

          (d) Premium.  In consideration of the issuance by FSA of the Policy,
              -------
     FSA shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Company and (ii) in the case of Premium due after the Date of Issuance pursuant to Section 3.25 of the Pooling and Servicing Agreement. The Premium paid hereunder or under the Pooling and Servicing Agreement shall be nonrefundable without regard to whether FSA makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity.

          Section 3.03. Reimbursement and Additional Payment Obligation.  Each
                        -----------------------------------------------
of the Company Parties jointly agree to pay to FSA the following amounts as and when incurred:

          (a) a sum equal to the total of all amounts paid by FSA under the Policy;

          (b) any and all out-of-pocket charges, fees, costs and expenses which FSA may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent FSA has not been immediately reimbursed on the date that any amount is paid by FSA under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any participant in the Transaction or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, and (iv) any review or investigation made by FSA in those circumstances where its approval or consent is sought under any of the Transaction Documents;

          (c) interest on any and all amounts described in Section 3.03 or
     Section 3.02(d) from the date due to FSA pursuant to the provisions hereof until payment thereof in full, payable to FSA at the Late Payment Rate per annum; and

          (d) any payments made by FSA on behalf of, or advanced to, the Trust Fund including, without limitation, any amounts payable by the Trust Fund pursuant to the Securities or any other Transaction Documents; and any payments made by FSA as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of FSA to third parties in connection with the Transaction.

Notwithstanding any provision of this Section to the contrary, the payment obligations set forth herein shall be non-recourse obligations with respect to each Company Party and shall be payable only from monies available for such payment in accordance with the provisions of the Pooling and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of any Company Party or any Affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of any Company Party in the performance of its duties and obligations thereunder or reckless disregard by any Company Party of its duties and obligations thereunder).

          Section 3.04. Indemnification.
                        ---------------

          (a) Indemnification by the Company Parties.  In addition to any and
              --------------------------------------
all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, each Company Party agrees to pay, and to protect, indemnify and save harmless,

FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) the gross negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of any Company Party;

               (ii) the breach by any Company Party of any representation, warranty or covenant under any of the Transaction Documents or the occurrence, in respect of any Company Party, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default"; or

               (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such statements or omissions related to information furnished by the Company with respect to itself or the Mortgage Loans, it being understood that in respect of the initial Offering Document such information is limited to the information in the fourth and fifth sentences of the third paragraph on the inside cover page, "SUMMARY--Seller," "--Master Servicer," "Ocwen Federal Bank FSB," "--The Mortgage Loans," "--The Index," the first and second sentences under "RISK FACTORS--Risk of Early Defaults," the first, second and third sentences under "--Prepayment Considerations," the first sentence under "--Payments on the Mortgage Loans," the first sentence of "-- Geographic Concentration May Affect Performance," the first and second sentences under "--Additional Risks Associated with the Mortgage Loans," the fifth sentence in the first paragraph under "--Risk of Loan Rates Reducing the Certificate Rate of the Class A Certificates," "THE MORTGAGE POOL," "THE MASTER SERVICER," "OCWEN FEDERAL BANK FSB" and the sixth sentence of the second paragraph under "PREPAYMENT AND YIELD CONSIDERATIONS--Prepayments" (such information, the "Company Information").

          (b) Indemnification by the Depositor.  In addition to any and all
              --------------------------------
rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, the Depositor agrees to pay, and to protect, indemnify and save harmless, FSA and its officers, directors, shareholders, employees, agents and each Person, if any, who controls FSA within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) the gross negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Depositor;

               (ii) the breach by the Depositor of any representation, warranty or covenant under any of the Transaction Documents; or

               (iii) any untrue statement or alleged untrue statement of a material fact contained in any Offering Document or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission
     (A) in the Company Information, (B) in the Underwriter Information (as defined in the Indemnification Agreement), or (C) in information included in an Offering Document and furnished by FSA in writing expressly for use therein (all such information so furnished being referred to herein as "FSA Information"), it being understood that, in respect of the initial Offering Document, the FSA Information is limited to the information included under the caption "The Certificate Insurer" and the financial statements of FSA incorporated by reference therein.

          (c) Conduct of Actions or Proceedings.  If any action or proceeding
              ---------------------------------
(including any governmental investigation) shall be brought or asserted against FSA, any officer, director, shareholder, employee or agent of FSA or any Person controlling FSA (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from any Company Party or the Depositor (the "Indemnifying Party") hereunder, FSA shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to FSA and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided,
                                                                --------
however, that the fees and expenses of such separate counsel shall be at the
-------
expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to FSA in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by FSA). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party, but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (c), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

          (d) Contribution. To provide for just and equitable contribution if
              ------------
the indemnification provided by the Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

          Section 3.05. Subrogation.  Subject only to the priority of payment
                        -----------
provisions of the Pooling and Servicing Agreement, the Depositor and each Company Party acknowledge that, to the extent of any payment made by FSA pursuant to the Policy, FSA is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Certificateholders to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. The Depositor and each Company Party agree to such subrogation and, further, agree to execute such instruments and to take such actions as, in the sole judgment of FSA, are necessary to evidence such subrogation and to perfect the rights of FSA to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.

                                   ARTICLE IV

                               FURTHER AGREEMENTS

          Section 4.01. Effective Date: Term of Agreement.  This Insurance
                        ---------------------------------
Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as FSA is no longer subject to a claim under the Policy and the Policy shall have been surrendered to FSA for cancellation and (b) all amounts payable to FSA and the Certificateholders under the Transaction Documents and under the Securities have been paid in full; provided,
                                                                       --------
however, that the provisions of Sections 3.02, 3.03 and 3.04 hereof shall
-------
survive any termination of this Agreement.

          Section 4.02.  Obligations Absolute.
                         --------------------

          (a) The payment obligations of the Depositor and each Company Party hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Agreement under all circumstances irrespective of (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Securities or the Policy; (ii) any exchange or release of any other obligations hereunder;
(iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Depositor or any Company Party may have at any time against FSA or any other Person; (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect; (v) any failure of any Company Party to receive the proceeds from the sale of the Mortgage Loans;
(vi) any breach by the Depositor or any Company Party of any representation, warranty or covenant contained in any of the Transaction Documents; or (vii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of, the Depositor or any Company Party in respect of any Transaction Document.

          (b) The Depositor and each Company Party and any and all others who are now or may become liable for all or part of the obligations of the Depositor or any Company Party under this Agreement agree to be bound by this Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof;
(ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Depositor or any Company Party; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by FSA with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

          (c) Nothing herein shall be construed as prohibiting the Depositor or any Company Party from pursuing any rights or remedies it may have against any Person other than FSA in a separate legal proceeding.

          Section 4.03.  Assignments; Reinsurance; Third-Party Rights.
                         --------------------------------------------

          (a) This Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Depositor nor any Company Party may assign its rights under this Agreement, or delegate any of its duties hereunder, without the prior written consent of FSA. Any assignment made in violation of this Agreement shall be null and void.

          (b) FSA shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as FSA may in its discretion determine; provided, however, that no such participation or reinsurance
           --------  -------
agreement or arrangement shall relieve FSA of any of its obligations hereunder or under the Policy.

          (c) In addition, FSA shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of FSA in connection therewith any rights of FSA under the Transaction Documents or with respect to any real or personal property or other interests pledged to FSA, or in which FSA has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Certificateholder, other than FSA, against the Depositor or any Company Party, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Trustee nor any Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by the Depositor or any Company Party pursuant to Section 3.02, 3.03 or 3.04 hereof.

          Section 4.04.  Liability of FSA.  Neither FSA nor any of its officers,
                         ----------------
directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to FSA (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless FSA had actual knowledge thereof). In furtherance and not in limitation of the foregoing, FSA (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.


                                   ARTICLE V

                          EVENTS OF DEFAULT; REMEDIES

          Section 5.01. Events of Default.  The occurrence of any of the
                        -----------------
following events
shall constitute an Event of Default with respect to each of the Company Parties, jointly, or the Depositor, severally with the Company Parties, hereunder:

          (a) any representation or warranty made by any Company Party or the Depositor under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect when made; provided, however, that
                                                       --------  -------
if such Company Party or the Depositor effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

          (b) (i) any Company Party or the Depositor shall fail to pay when due any amount payable by such Company Party or the Depositor under any of the Transaction Documents to which it is a party unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) any Company Party or the Depositor shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

          (c) any Company Party or the Depositor shall fail to perform or observe any other covenant or agreement contained herein (except for the obligations described under clause (b) above) and such failure shall continue for a period of 30 days after written notice given it; provided, however, that,
                                                       --------  -------
if such failure shall be of a nature that it cannot be cured within 30 days, such failure shall not constitute an Event of Default hereunder if within such 30-day period such Company Party or the Depositor, as the case may be, shall have given notice to FSA of corrective action it proposes to take, which corrective action is agreed in writing by FSA to be satisfactory and such Company Party or the Depositor, as the case may be, shall thereafter pursue such corrective action diligently until such default is cured;

          (d) any demand for payment shall be made under the Policy;

          (e) any Company Party or the Depositor shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate itself insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming itself as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against any Company Party or the Depositor under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against any Company Party or the Depositor seeking liquidation of its assets and such Company Party or the Depositor, as the case may be, shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 90 days or there shall be appointed, or any Company Party or the

Depositor, as the case may be, shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Company Party or the Depositor or the whole or any substantial part of its properties or assets or any Company Party or the Depositor shall take any corporate action in furtherance of any of the foregoing;

          (f) the occurrence of a Performance Test Violation; and

          (g) the occurrence of an "event of default" under any of the Transaction Documents.

          Section 5.02. Remedies: Waivers.  (a) Upon the occurrence of an Event
                        -----------------
of Default, FSA may exercise any one or more of the rights and remedies set forth below:

               (i) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Certificateholders in respect of the Securities; or

               (ii) take whatever action at law or in equity that may appear necessary or desirable in its judgment to enforce performance of any obligation of such Company Party or the Depositor under the Transaction Documents.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle FSA to exercise any remedy reserved to FSA in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

          (c) If any proceeding has been commenced to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to FSA, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of FSA shall continue as though no such proceeding had been instituted.

          (d) FSA shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by FSA and delivered to the applicable Company Party or the Depositor. Any such waiver may only be effected in writing duly executed by FSA, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                   ARTICLE VI

                                 MISCELLANEOUS

          Section 6.01. Amendments. Etc.  This Agreement may be amended,
                        ----------------
modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

          Section 6.02. Notices.  All demands, notices and other communications
                        -------
to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

          (a)  To FSA:   Financial Security Assurance Inc.
                         350 Park Avenue
                         New York, NY 10022
                         Attention:     Surveillance Department
                                Re:     United PanAm Mortgage Loan Asset Backed
                                        Certificates, Series 1997-1
                         Confirmation:  (212) 826-0100
                         Telecopy Nos.: (212) 339-3518, (212) 339-3529

                         (in each case in which notice or other communication to FSA refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of FSA to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head--Financial Guaranty Group and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b)  To the Seller:    United PanAm Mortgage Corp.
                                 625 The City Drive, Suite 490
                                 Orange, California 92868
                                 Attention:  Blair F. Kenny
                                 Confirmation: (714) 621-3522
                                 Telecopy No.: (714) 621-3830

          (c)  To the Master
               Servicer:         Pan American Bank, FSB
                                 1300 South El Camino Real, Suite 320
                                 San Mateo, California 94402
                                 Attention:  Carol Bucci
                                 Confirmation: (650) 345-1800
                                 Telecopy No.: (650) 345-0323

          (d)  To the Depositor: Lehman ABS Corporation
                                 Three World Financial Center
                                 New York, New York  10285
                                 Attention:  Martin P. Harding
                                 Telecopy No.:  (212) 526-0017

          A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

          Section 6.03. Payment Procedure.  In the event of any payment by FSA
                        -----------------
for which it is entitled to be reimbursed or indemnified as provided above, each Company Party and the Depositor agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to FSA. All payments to be made to FSA under this Agreement shall be made to FSA in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as FSA shall otherwise direct by written notice to the Company or the Depositor. In the event that the date of any payment to FSA or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to FSA under this Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

          Section 6.04. Severability.  In the event that any provision of this
                        ------------
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

          Section 6.05. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                        -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 6.06. Consent to Jurisdiction.  (a) THE PARTIES HERETO HEREBY
                        -----------------------
IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW-YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

          (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

          (c) Each Company Party and the Depositor hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each Company Party and the Depositor agrees that service of such process upon such Person shall constitute personal service of such process upon it.

          (d) Nothing contained in the Agreement shall limit or affect FSA's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any Company Party or the Depositor or its property in the courts of any jurisdiction.

     Section 6.07. Consent of FSA.  In the event that FSA's consent is required
                   --------------
under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by FSA in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

          Section 6.08. Counterparts.  This Agreement may be executed in
                        ------------
counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

          Section 6.09. Trial by Jury Waived.  EACH PARTY HERETO HEREBY WAIVES,
                        --------------------
TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

          Section 6.10. Limited Liability.  No recourse under any Transaction
                        -----------------
Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

          Section 6.11. Entire Agreement.  This Agreement, the Premium Letter
                        ----------------
and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

          Section 6.12. Punitive and Consequential Damages.  Nothing in this
                        ----------------------------------
Agreement shall be construed to allow FSA to recover punitive or consequential damages from any Company Party or the Depositor, provided however, that this Section shall not limit indemnification of FSA for damages (however characterized) actually recovered from FSA by third parties.

          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.


                              FINANCIAL SECURITY ASSURANCE INC.


                              By: /s/
                                  -----------------------------
                                         Authorized Officer



                              UNITED PANAM MORTGAGE CORPORATION


                              By: /s/
                                  -----------------------------
                              Name:
                                    ---------------------------
                              Title:
                                     --------------------------



                              PAN AMERICAN BANK, FSB


                              By: /s/
                                  -----------------------------
                              Name:
                                    ---------------------------
                              Title:
                                     --------------------------



                              LEHMAN ABS CORPORATION


                              By: /s/
                                  -----------------------------
                              Name:
                                    ---------------------------
                              Title:
                                     --------------------------

                                   APPENDIX A

                                  DEFINITIONS

          "Accumulated Funding Deficiency" shall have the meaning provided in
           ------------------------------
Section 412 of the Code and Section 302 of ERISA, whether or not waived.

          "Business Day" means any day other than (i) a Saturday or Sunday, or
           ------------
(ii) a day on which banking institutions in the State of California, the State of New York, the State of Florida or in the city in which the Corporate Trust Office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

          "Certificateholders" means registered holders of Securities.
           ------------------

          "Closing Date" means December 30, 1997.
           ------------

          "Code" means the Internal Revenue Code of 1986, including, unless the
           ----
context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Commonly Controlled Entity" means the Company and each entity,
           --------------------------
whether or not incorporated, which is affiliated with the Company pursuant to
Section 414(b), (c), (m) or (o) of the Code.

          "Company" means Pan American Bank, FSB.
           -------

          "Company Information" has the meaning set forth in Section
           -------------------
3.04(a)(iii) of this Insurance Agreement.

          "Company Parties" means the Seller and the Company.
           ---------------

          "Date of Issuance" means the date on which the Policy is issued as
           ----------------
specified therein.

          "Default" means any event which results, or which with the giving of
           -------
notice or the lapse of time or both would result, in an Event of Default.

          "ERISA" means the Employee Retirement Income Security Act of 1974,
           -----
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Event of Default" means any event of default specified in Section
           ----------------
5.01 of this Insurance Agreement.

          "Expiration Date" means the final date of the Term of the Policy, as
           ---------------
specified in
 the Policy.

          "FSA" means Financial Security Assurance Inc., a New York stock
           ---
insurance company, its successors and assigns.

          "Financial Statements" means, with respect to the Company, the balance
           --------------------
sheets, income statements and supporting schedules of the Company, dated as of September 1997, the full financial statements of the Company, dated as of June 1997, and the internal profitability analysis of the real estate lending division of the Company, dated as of March 1997; and with respect to the Seller, the audited balance sheets of the Seller, dated as of July 1, 1997.

          "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to
           ------------
the terms of the Policy.

          "Indemnification Agreement" means the Indemnification Agreement, dated
           -------------------------
as of December 22, 1997, among FSA, the Seller, the Company, the Depositor and the Underwriter, as the same may be amended from time to time.

          "Insurance Agreement" means this Insurance and Indemnity Agreement
           -------------------
dated as of December 1, 1997, among FSA, the Seller, the Company and the Depositor, as the same may be amended from time to time.

          "Investment Company Act" means the Investment Company Act of 1940,
           ----------------------
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "IRS" means the Internal Revenue Service.
           ---

          "Late Payment Rate" means the lesser of (a) the then applicable
           -----------------
highest rate of interest on the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

          "Lien" means, as applied to the property or assets (or the income or
           ----
profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

          "Material Adverse Change" means, (a) in respect of any Person, a
           -----------------------
material adverse change in the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and (b) in respect of any Mortgage Loan, a material adverse change in (i) the value or marketability of such Mortgage Loan or (ii) the probability that amounts now or hereafter due in respect of such Mortgage Loan will be collected in full.

          "Moody's" means Moody's Investors Service, Inc., a Delaware
           -------
corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

          "Mortgage Documents" means the Mortgage Notes, Mortgages, assignments
           ------------------
of Mortgages and other related documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

          "Mortgage Loan" has the meaning provided in the Pooling and Servicing
           -------------
Agreement.

          "Mortgage Loan Purchase Agreement" means the Mortgage Loan Purchase
           --------------------------------
Agreement, dated as of December 22, 1997, among the Seller as seller, the Depositor as purchaser and the Company, as the same may be amended from time to time.

          "Multiemployer Plan" means a multiemployer plan (within the meaning of
           ------------------
Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

          "Offering Document" means the Prospectus, dated December 22, 1997, as
           -----------------
supplemented by the Prospectus Supplement, dated December 15, 1997, of the Depositor in respect of the Securities and any amendment or supplement thereto and any other offering document in respect of the Securities that makes reference to the Policy.

          "PBGC" means the Pension Benefit Guaranty Corporation or any successor
           ----
agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

          "Performance Test Violation" means a Servicer Termination Delinquency
           --------------------------
Test Violation, a Servicer Termination Loss Test Violation or a Servicer Termination Rolling Loss Test Violation.

          "Person" means an individual, joint stock company, trust,
           ------
unincorporated association, joint venture, corporation, business or owner trust, partnership or other organization or entity (whether governmental or private).

          "Plan" means any pension plan (other than a Multiemployer Plan)
           ----
covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

          "Policy" means the financial guaranty insurance policy, including any
           ------
endorsements
thereto, issued by FSA with respect to the Securities, substantially in the form attached as Annex I to this Agreement.

          "Pooling and Servicing Agreement" means the Pooling and Servicing
           -------------------------------
Agreement, dated as of December 1, 1997, among the Depositor, the Seller, the Company and the Trustee, on behalf of FSA and the Certificateholders, pursuant to which the Securities are to be issued and the Mortgage Loans are to be serviced and administered, as the same may be amended from time to time.

          "Premium" means the premium payable in accordance with Section 3.02 of
           -------
this Insurance Agreement.

          "Premium Letter" means the side letter between FSA and the Company
           --------------
dated the date hereof in respect of the premium payable by the Company in consideration of the issuance of the Policy.

          "Prospectus" means the form of prospectus, as supplemented, relating
           ----------
to the Securities, as first filed with the Commission pursuant to Rule 424 under the Securities Act.

          "Provided Documents" means the Transaction Documents and any
           ------------------
documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to FSA by or on behalf of the Company with respect to itself or the Transaction.

          "Registration Statement" means the registration statement on Form S-3
           ----------------------
(No. 333-39649), including a form of prospectus, relating to the Securities, as amended to the date hereof.

          "Reportable Event" means any of the events set forth in Section
           ----------------
4043(b) of ERISA or the regulations thereunder.

          "Restrictions on Transferability" means, as applied to the property or
           -------------------------------
assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

          "Securities" means $114,425,000 Lehman ABS Corporation, United PanAm
           ----------
Mortgage Loan Asset Backed Certificates, Series 1997-1, Class A, issued pursuant to the Pooling and Servicing Agreement.

          "Securities Act" means the Securities Act of 1933, including, unless
           --------------
the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Seller" means United PanAm Mortgage Corporation.
           ------

          "Servicer Termination Delinquency Test Violation" occurs, with respect
           -----------------------------------------------
to any Distribution Date, if the average Stated Principal Balance of Mortgage Loans in the Trust Fund more than 60 days delinquent, in foreclosure or converted to REO Properties over the prior three Collection Periods (or, with respect to the first Distribution Date, over the prior Collection Period, or with respect to the second Distribution Date, over the prior two Collection Periods), each computed as of the last day of the related Collection Period, exceeds 14% of the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of such period.

          "Servicer Termination Loss Test Violation" occurs, with respect to any
           ----------------------------------------
Distribution Date, if the cumulative Realized Losses in respect of the Trust Fund since the Cut-off Date exceeds the following percentages of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date for the following periods set forth below:

          Distribution Dates                  Cumulative Loss Percentage
          ------------------                  --------------------------
           1/st/ through 12/th/                          1.25%
          13/th/ through 24/th/                          2.00%
          25/th/ through 36/th/                          3.15%
          37/th/ through 48/th/                          3.85%
          49/th/ and thereafter                          4.35%

          "Servicer Termination Rolling Loss Test Violation" occurs, with
           ------------------------------------------------
respect to any Distribution Date, if the aggregate Realized Losses in respect of the Trust Fund during the preceding twelve Due Periods (or since the Cut-off Date, on any Distribution Date prior to the twelfth Distribution Date) exceed 1.75% of the aggregate Stated Principal Balance of the Mortgage Loans and REO Properties as of the first day of such period.

          "S&P" means Standard & Poor's Rating Services and any successor
           ---
thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by FSA.

          "Subsidiary" means, with respect to any Person, any corporation of
           ----------
which a majority of the outstanding shares of capital stock having ordinary voting power for the election of directors is at the time owned by such Person directly or through one or more Subsidiaries.

          "Term of the Agreement" shall be determined as provided in Section
           ---------------------
4.01 of this Insurance Agreement.

          "Term of the Policy" has the meaning provided in the Policy.
           ------------------

          "Transaction" means the transaction contemplated by the Transaction
           -----------
Documents, including the transaction described in the Offering Document.

          "Transaction Documents" means this Insurance Agreement, the
           ---------------------
Indemnification Agreement, the Pooling and Servicing Agreement, the Mortgage Loan Purchase Agreement, the Underwriting Agreement, the Premium Letter and the Sub-servicing Agreement between the Company and Ocwen Federal Bank FSB.

          "Trigger Event" means the occurrence of any one of the following: (a)
           -------------
an Event of Default under this Insurance Agreement has occurred and is continuing, (b) a Performance Test Violation, (c) any legal proceeding or binding arbitration is instituted with respect to the Transaction, (d) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of the Company or the Depositor or of a material portion of the Mortgage Loans or (f) FSA pays a claim under the Policy.

          "Trustee" means Bankers Trust Company of California, N.A., a national
           -------
banking association, as trustee under the Pooling and Servicing Agreement, and any successor thereto as trustee under the Pooling and Servicing Agreement.

          "Trust Fund" has the meaning provided in the Pooling and Servicing
           ----------
Agreement.

          "Trust Indenture Act" means the Trust Indenture Act of 1939,
           -------------------
including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

          "Underfunded Plan" means any Plan that has an Underfunding.
           ----------------

          "Underfunding" means, with respect to any Plan, the excess, if any, of
           ------------
(a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

          "Underwriter" means any of Lehman Brothers Inc., or its parents,
           -----------
subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such item is used in the Securities Act) of any of the foregoing.

          "Underwriting Agreement" means the Underwriting Agreement between the
           ----------------------
Underwriter and the Depositor with respect to the offer and sale of the Securities, as the same may be amended from time to time.

                                   APPENDIX B

                              OPINIONS OF COUNSEL

          There shall be delivered to FSA opinions of counsel as follows:

          (i) opinions to the effect that the Securities have been duly issued, and the Transaction Documents have been duly executed and delivered and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms;

          (ii) opinions as to compliance with applicable securities laws, including, but not limited to, opinions to the effect that:

               (A) to the best of counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation of the Transaction, except such as may be required and have been obtained under the Securities Act and state securities or "blue sky" laws;

               (B) the Registration Statement is effective under the Securities Act and, to the best of counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or proceedings therefor initiated or threatened by the Commission;

               (C) the Trust Fund is not required to be registered under the Investment Company Act; and

               (D) the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act;

          (iii) an opinion to the effect that (A) the Trustee is the owner of the Mortgage Loans, holding good and marketable title thereto; (B) the Mortgage Loans would not be included as part of the estate of the Seller or the Depositor in the event of any receivership or insolvency proceedings in respect of the Seller or the Depositor, as applicable; and (C) the transfer of the Mortgage Loans by the Seller to the Depositor and by the Depositor to the Trustee would be characterized by a court of competent jurisdiction as sales of such Mortgage Loans and not as a borrowing by the Seller or the Depositor or a relationship of joint ownership, partnership, joint venture or similar arrangement; and

          (iv) an opinion to the effect that (A) the Trust Fund qualifies as a REMIC for federal income tax purposes; and (B) the Trust Fund will not be subject to income taxes in the State of New York.

                                   APPENDIX C
                      TO INSURANCE AND INDEMNITY AGREEMENT

                 CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

          (a) Payment of Initial Premium and Expenses; Premium Letter.  FSA
              -------------------------------------------------------
shall have been paid, by or on behalf of the Company; a nonrefundable Premium and shall have been reimbursed, by or on behalf of the Company, for other fees and expenses identified in Section 3.02 below as payable at closing and FSA shall have received a fully executed copy of the Premium Letter.

          (b) Transaction Documents.  FSA shall have received a copy of each of
              ---------------------
the Transaction Documents, in form and substance satisfactory to FSA, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Pooling and Servicing Agreement relating to the payment to FSA of Premium due on the Policy and the reimbursement to FSA of amounts paid under the Policy shall be in form and substance acceptable to FSA in its sole discretion.

          (c) Certified Documents and Resolutions.  FSA shall have received a
              -----------------------------------
copy of (i) the articles of incorporation and bylaws of the Company and the Seller and (ii) the resolutions of the Company's Board of Directors authorizing the sale of the Mortgage Loans and the execution, delivery and performance by the Company of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or an Assistant Secretary of the Company (which certificate shall state that such articles of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance). FSA shall have received a copy of (i) the certificate of incorporation and bylaws of the Depositor and (ii) the resolutions of the Depositor's Board of Directors authorizing the transfer of the Mortgage Loans to the Trust Fund, the issuance of the Securities and the execution, delivery and performance by the Depositor of the Transaction Documents and the transactions contemplated thereby, certified by the Secretary or Assistant Secretary of the Depositor (which certificate shall state that such certificate of incorporation, bylaws and resolutions are in full force and effect without modification on the Date of Issuance).

          (d) Incumbency Certificate.  FSA shall have received a certificate of
              ----------------------
the Secretary or an Assistant Secretary of both the Company and the Depositor certifying the name and signatures of the officers of each of the Company and the Depositor authorized to execute and deliver the Transaction Documents and that shareholder consent to the execution and delivery of such documents is not necessary.

          (e) Representations and Warranties; Certificate.  The representations
              -------------------------------------------
and warranties of the Company and the Depositor in this Agreement shall be true and correct as of the Date of Issuance as if made on the Date of Issuance and FSA shall have received a certificate of appropriate officers of the Company and the Depositor to that effect.

          (f) Opinions of Counsel.  FSA shall have received opinions of counsel
              -------------------
addressed to FSA, Moody's and S&P in respect of the Company, the Depositor, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to FSA, addressing such matters as FSA may reasonably request, including without limitation, the items set forth in Appendix B hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

          (g) Approvals, Etc.  FSA shall have received true and correct copies
              --------------
of all approvals, licenses and consents, if any, including, without limitation, the approval of the shareholders of each of the Company and the Depositor, required in connection with the Transaction.

          (h) No Litigation, Etc.  No suit, action or other proceeding,
              ------------------
investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

          (i) Legality.  No statute, rule, regulation or order shall have been
              --------
enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

          (j) Satisfaction of Conditions of Underwriting Agreement.  All
              ----------------------------------------------------
conditions in the Underwriting Agreement to the Underwriter's obligation to purchase the Securities shall have been satisfied.

          (k) Issuance of Ratings.  FSA shall have received confirmation that
              -------------------
the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk by Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

          (l) Delivery of Mortgage Documents.  FSA shall have received evidence
              ------------------------------
satisfactory to it that: (i) delivery has been made to the Trustee of the Mortgage Documents required to be so delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; and (ii) each Mortgage Note is endorsed as provided in Section 2.01 of the Pooling and Servicing Agreement.

          (m) No Default.  No Default or Event of Default shall have occurred.
              ----------

          (n) Additional Items.  FSA shall have received such other documents,
              ----------------
instruments, approvals or opinions requested by FSA as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to FSA that all conditions precedent, if any, in the Transaction Documents have been satisfied.